Exhibit 99.1

System1 Increases Fiscal Year 2021 Guidance

LOS ANGELES, CA – September 23, 2021 – System1 (“System1” or the “Company”), a leading omnichannel customer acquisition marketing platform, announced today that the Company is increasing its fiscal year 2021 guidance for Adjusted Revenue to $778 million, from $741 million previously, and for Adjusted EBITDA to $109 million, from $98 million previously. This updated guidance reflects System1 and Protected.net on a combined basis.

In the preliminary Proxy Statement filed by Trebia Acquisition Corp. (“TREB” or “Trebia”) (NYSE: TREB) with the U.S. Securities and Exchange Commission on September 16, 2021, the Company reported for the first six months of 2021 combined revenues of $384 million, up 46% year-over-year, Adjusted Revenue of $385 million, up 50% year-over-year, net income of $24 million, versus a net loss of $12 million for the first six months of 2020, and Adjusted EBITDA of $53 million, up 146% year-over-year. A link to the Proxy Statement can be found on the “Investors” section of System1’s website located at https://ir.system1.com/overview/.

Michael Blend, Co-Founder and CEO of System1, commented, “In the first half of 2021, we drove significant year-over-year growth in our business compared to the prior year. On the basis of this robust performance across all of our business lines, we feel confident increasing our fiscal year 2021 outlook. This strong operating performance to start the year gives us optimism for continued positive growth in the second half of 2021.”

An updated investor presentation can be found in the “Events & Presentations” section of System1’s Investor Relations website located at https://ir.system1.com/events-and-presentations/default.aspx.

Definitions of Adjusted Revenue and Adjusted EBITDA, both non-GAAP measures, and reconciliations to the nearest GAAP metrics are set forth in the Proxy Statement and the investor presentation. The Company is unable to reconcile forecast Adjusted Revenue and Adjusted EBITDA to the nearest GAAP numbers due to uncertainties regarding taxes, purchase accounting and stock-based compensation.

In June 2021, System1 announced plans to list on the NYSE through a business combination with Trebia Acquisition Corp. Upon the closing of the business combination with Trebia, expected in Q4 2021, the parent company will be known as System1, Inc. and will trade under the new ticker symbol “SST.” For more information about the transaction, please visit the Investor Relations section of the System1 website at https://ir.system1.com/overview/.

About System1

System1 combines best-in-class technology & data science to operate the world’s most advanced Responsive Acquisition Marketing Platform (RAMP). System1’s RAMP is omnichannel and omnivertical, and built for a privacy-centric world. RAMP enables the building of powerful brands across multiple consumer verticals, the development & growth of a suite of privacy-focused products, and the delivery of high-intent customers to advertising partners. For more information, visit www.system1.com.

About Trebia Acquisition Corp.

Trebia Acquisition Corp. is a special purpose acquisition company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more business entities. The company was founded by William P. Foley, II and Frank R. Martire, Jr. on February 11, 2020, and is headquartered in New York, NY. For more information, visit www.trebiaacqcorp.com

Important Information and Where to Find It

In connection with the proposed business combination (the “Business Combination”), Trebia filed a preliminary proxy statement (the “Proxy Statement”) with the U.S. Securities and Exchange Commission (“SEC”) to be distributed to holders of Trebia ordinary shares in connection with Trebia’s solicitation of proxies for the vote by Trebia’s shareholders in connection with the proposed business combination with S1 Holdco, LLC (“S1” and System1’s parent entity) and Protected.net Group Ltd. (“Protected”, and together with its and S1’s respective subsidiaries, collectively “System1”). Trebia also will file other documents regarding the proposed transaction with the SEC related to the proposed business combination. Trebia and System1 urge investors, shareholders and other interested persons to read the Proxy Statement (including the definitive Proxy Statement, when available), as well as other documents filed with the SEC in connection with the Business Combination, as these materials will contain important information about Trebia, System1 and the Business Combination. Such persons can also read (i) Trebia’s final prospectus, as amended, dated June 16, 2020 (SEC File No. 333-238824) which was filed with the SEC on June 18, 2020 (the “Trebia Prospectus”), for a description of the security holdings of Trebia’s officers and directors and their respective interests as security holders in the consummation of the proposed business combination, (ii) Trebia’s current report on Form 8-K which was filed with the SEC on June 29, 2021 for a description of the business combination agreement and certain ancillary agreements related to the Business Combination and (iii) the Proxy Statement. After the Proxy Statement has been cleared by the SEC, the definitive Proxy Statement will be mailed to Trebia’s shareholders as of a record date to be established for voting on the Business Combination and other matters related thereto. Shareholders will also be able to obtain copies of such documents, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to: Trebia Acquisition Corp., 41 Madison Avenue, Suite 2020, New York, NY 10010, or (646) 450-9187.

Participants in the Solicitation

Trebia and System1, and their respective directors, executive officers and other employees and members of their management may be deemed, under SEC rules, to be participants in the solicitation of proxies of Trebia’s shareholders in connection with the Business Combination. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of Trebia’s directors and executive officers in (i) the Trebia Prospectus and (ii) the Proxy Statement. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies of Trebia’s shareholders (including information concerning the interests of Trebia’s and System1’s participants in the solicitation, which may, in some cases, be different than those of Trebia’s and System1’s equity holders generally) in connection with the Business Combination is set forth in the Proxy Statement for the Business Combination.

No Offer or Solicitation

This document does not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination. This document also does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor will there be any sale of securities in any states or jurisdictions in which such offer, solicitation, or sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities will be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Forward Looking Statements

This communication includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements include, but are not limited to, statements regarding Trebia, System1 or their respective management team’s expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements in this document may include, for example, statements about System1’s industry and market sizes; future opportunities for System1; expectations and projections concerning the future financial and operational performance and/or results of operations of System1; and the pending Business Combination transaction between Trebia and System1, including the implied enterprise value, ownership structure and the likelihood and ability of the parties to successfully consummate the transaction.

The forward-looking statements contained in this document are based on Trebia’s and System1’s current expectations and beliefs concerning future developments, and their potential effects on Trebia or System1 taking into account information currently available.

These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause System1’s actual financial results or operating performance to be materially different from those expressed or implied by these forward-looking statements. Such risks, uncertainties and assumptions include, but are not limited to: (1) the occurrence of any event, change, or other circumstances that could give rise to the termination of the business combination agreement (the “Agreement”); (2) the outcome of any legal proceedings that may be instituted against Trebia and/or System1 following the announcement of the Agreement and the transactions contemplated therein; (3) the inability to complete the proposed business combination, including due to failure to obtain approval of the shareholders of Trebia, certain regulatory approvals, or satisfy other conditions to closing in the Agreement; (4) the occurrence of any event, change, or other circumstance that could give rise to the termination of the Agreement or could otherwise cause the transaction to fail to close; (5) the impact of COVID-19 on System1’s business and/or the ability of the parties to complete the proposed business combination; (6) the inability to maintain the listing of Trebia’s ordinary shares on NYSE following the proposed business combination; (7) the risk that the proposed business combination disrupts current plans and operations as a result of the announcement and consummation of the proposed business combination; (8) the ability to recognize the anticipated benefits of the proposed business combination, which may be affected by, among other things, competition, the ability of System1 to grow and manage growth profitably, and retain its key employees; (9) costs related to the proposed business combination; (10) the amount of redemption requests by Trebia’s public shareholders; (11) changes in applicable laws or regulations (including those concerning data security, consumer privacy and/or information sharing); and (12) the possibility that Trebia or System1 may be adversely affected by other economic, business, and/or competitive factors. The foregoing list of factors is not exclusive. Additional information concerning certain of these and other risk factors is contained in Trebia’s most recent filings with the SEC, including the Proxy Statement filed in connection with the Business Combination.

Contacts:

Investors

Ashley DeSimone

ICR, Inc.

Ashley.desimone@icrinc.com

Brett Milotte

ICR, Inc.

Brett.milotte@icrinc.com

Media

Dan McDermott

ICR, Inc.

Dan.mcdermott@icrinc.com